Credit Suisse Financial Services Forum Wednesday, February 14, 2018 Simplify, Strengthen and Grow Ellen Alemany, Chairwoman and CEO John Fawcett, CFO Exhibit 99.1

This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs, or (v) the parties to a transaction do not receive or satisfy regulatory or other approvals and conditions on a timely basis or approvals are subject to conditions that are not anticipated. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. This presentation is to be used solely as part of CIT management’s continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.   Important Notice

CIT Today

A Leading National Bank Focused on Lending and Leasing to the Middle Market and Small Businesses

Branch and Online Deposit Footprint



70 Branches
California
Ventura
Pasadena
Los Angeles
Palm Desert
San Diego
National Online
Retail Branch

Financial Highlights ($ billions)

Assets	$49.3
Total Loans & Leases	$38.1
Commercial Banking	$31.2
Consumer Banking	$6.8
Deposits	$29.6
Market Cap	$6.7
NYSE	CIT

Franchise Highlights

- **Top 50 Largest U.S. Bank**
- **One of the Largest Banks in Southern California**
- **Named Best Bank in California, MONEY[1] Best Banks, 2 Years in a Row**
- **Leading Online Bank and Provider of Digital Small Business Lending**
- **Leading Middle Market Lender**
- **Top 5 Provider of Railcar Leasing**
- **Top 10 Provider of Equipment Financing**
- **Leading Provider of Factoring Services**

Note: Market capitalization as of February 7, 2018. Financial information as of December 31, 2017. Map illustrates online deposits by city.
(1) MONEY, November 2017 ©2017 Time Inc., Used under license. MONEY and Time Inc. are not affiliated with, and do not endorse products or services of, OneWest Bank, a division of CIT Bank.

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Significant Progress to Simplify, Strengthen and Grow CIT

We Have Transformed Our Business and Are Focused on Driving Shareholder Value

Simplify	■ **Sold $10 billion of Commercial Air Operating Leases and $9 billion of Commitments in 2017**
	■ **Sold Over $1 billion of International Equipment & Corporate Finance Businesses Across 4 Countries**
	■ **Sales in Progress:**
	  ■ Financial Freedom reverse mortgage servicing platform and ~$900 million of reverse mortgage loans
	  ■ $1.1 billion of NACCO railcar leases, our last ongoing overseas business

Strengthen	■ **Reduced Over $1.5 billion of Commercial Finance Leveraged Loan Exposures Since 3Q 2015** ■ **Terminated $1.5 billion Canadian TRS in 2016** – Reduced annual funding costs and earnings volatility ■ **Reduced $6.9 billion of Unsecured Debt with an Average Coupon of 5.15% in 2017** ■ **Called $1.1 billion of Brokered Deposits with an Average Rate of ~2.6% in 2016** ■ **Resolved Material Legacy OneWest Litigation Issues**
Grow	■ **Acquired OneWest Bank** – Doubled deposit base and significantly decreased cost of funds through investing in Southern California, one of the best banking markets in the U.S. ■ **Entered into Strategic Partnership with Allstate** – To provide revolving and term-loan financing to middle-market companies ■ **Expanded and Entered Industry Verticals** – Including Aviation Finance, Healthcare Real Estate, and other divisions such as Franchise Finance, Industrial Equipment and Material Handling
Focused on Shareholder Value	■ **Returned $3.4 billion of Capital to Shareholders in 2017 with an Avg. Share Repurchase Price of $47.84** ■ **Reduced Shares Outstanding by 71 million Common Shares, or 35%, in 2017** ■ **Increased Common Dividend by 7% to $0.16 per Share in 2017** ■ **On February 1, 2018: Received Non-Objection to Return up to an additional $800 million of Common Equity in the First Half of 2018**

Note: Information represented occurred within the last 10 quarters.

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Loan and Lease Composition CIT Today: Commercially-Focused and Funded by Stable Deposits Funding Composition Percentage of Total Assets Funded in CIT Bank 2010 2015 2017 2010 2015 2017 Note: Financial information as of December 31st for each respective year.

Commercial Finance Real Estate Finance Rail, N.A. Business Capital Leading Commercial Banking Franchises with $29 Billion in Loans & Leases What We Do Established middle market national franchise with deep industry and product expertise and customized solutions Trusted partner providing innovative technology, industry expertise, unique residual knowledge, and factoring services 4th largest rail equipment lessor in North America with strong, through-the-cycle profitability Relationship approach through life of loan provides consistent quality service to sponsors Business Mix Differentiating Strengths Deep and diversified industry expertise Strong market presence and economies of scale JV relationships expand our addressable market Structuring and capital markets capabilities Long-term client relationships Innovative technology provides speed of execution and valued solutions Experts in design, development and implementation of vendor programs Unique expertise in fair market value lending Market leader for factoring services with strong industry knowledge Young and diverse fleet with broad market coverage, servicing a wide range of industries Proven portfolio management resulting in strong through-the-cycle returns Strong customer service and long-term customer and manufacturer relationships Deep expertise in complex transactions (construction and reposition/bridge lending) Robust network with syndication banks National focus with significant presence in two largest CRE markets: Northeast Corridor and Southern California $10.1B Positioned for Growth with Our Leading National Platforms… $6.6B $6.3B $5.6B Note: Loan and lease balances are as of December 31, 2017, the balance for Commercial Services is net of credit balances of factoring clients, and the balance for Rail, N.A excludes NACCO. The Rail, N.A. chart illustrates rail car type as a percentage of CIT’s total North American rail car fleet based on unit count.

Leading Online Bank with a national reach Highly scalable platform Offers a digital experience and competitive product offering Growing and diversifying customer base with higher net worth savers, as well as an increasing number of millennials Products gaining third-party recognition …And Deposit Franchises Providing Stable and Diverse Funding Retail Branch Franchise 70 branches in attractive Southern California market, the #2 market in the U.S. Offers excellent customer service with a local community commitment Average deposits per branch of $165 million with average customer relationship of 12+ years Integrating CIT’s small business lending capability Products and service gaining third-party recognition Note: Deposit and loan balances are as of December 31, 2017. Loan balance excludes Legacy Consumer Mortgages. Consumer Banking – offering competitive deposit products through a branch and digital experience, with small business lending and mortgage products $2.6B $23.4B Direct Bank Franchise Consumer Banking Deposits Consumer Banking Assets

Enhancing Technology to Drive Efficiencies and Growth Creating an effortless banking experience by integrating digital and mobile-enabled convenience Improving digital functionality Leveraging artificial intelligence to create a seamless customer experience Upgrading platforms to reduce complexity and improve operational efficiency Leveraging emerging technology to enable scalability in infrastructure Deploying robotics to automate manual activities Developed an award-winning digital platform that enables vendors to finance purchases at the point-of-sale Launched platform with a leading technology company to provide online and in-store financing options to business customers Continuing to invest in the FlexAbility Equipment Finance offering Creating Innovative Business Solutions Improving Customer Experiences and Digital Capabilities to Support Deposit Growth Simplifying Infrastructure to Drive Efficiencies

Our Strategies to Simplify, Strengthen and Grow CIT Enhance Operational Efficiency 2 Maintain Strong Risk Management 5 Optimize Capital Structure 4 Grow revenues – grow core businesses, enhance fee revenue, and leverage connectivity among businesses Optimize cash and investment portfolio Reduce and manage operating expenses Invest in, and enhance technology Reduce unsecured debt cost Improve deposit mix to lower cost Manage, deploy, and align capital Target 10–11% CET1 ratio Maintain credit and operating risk discipline Maximize Potential of Core Businesses 1 Reduce Funding Costs 3 Strategies Targeting 11% to 12% ROTCE in the Medium Term

Our Path to Improved Profitability

Targeting 11% to 12% ROTCE in the Medium Term



8.5%
8.1%
1.0 – 1.2%
1.0 – 1.2%
0.7 – 0.9%
0.2 – 0.4%
0.7 – 0.9%
0.9 – 1.1%
~11+%
4Q17 ROTCE
4Q17 ROTCE (Normalized)
AHFS Portfolios
Tax Reform
Net Business Revenue
Net Opex Reductions
Unsecured Debt Actions
Change in TCE
4Q19 ROTCE (Normalized)

Note: Return on tangible common equity is net income from continuing operations adjusted for noteworthy items less intangible asset amortization. Average tangible common equity adjusts for the average disallowed deferred tax asset. In addition, 4Q17 is adjusted to normalize for elevated discrete tax benefits during the quarter, and the second and last bars of the chart adjust ROTCE for the preferred dividend payment as if it were accrued evenly through the year given its semiannual payout.

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Growing Core Loans and Leases to Drive Top Line Growth Broaden sponsor coverage with relationship-oriented focus Expand syndication activities Increase focus on fee-generation activities Continue to manage portfolio proactively and adjust lease terms and rates to market conditions Maximize revenues by diverting cars for other services where applicable Selective asset sales contribute to non-interest income Opportunistic purchases Community and small business lending opportunities in greater L.A. market Leveraging digital small business lending platform to deliver an enhanced experience to small business bank customers Expand asset management capabilities Growth opportunities in Aviation Finance, Healthcare Real Estate, Technology, and Entertainment Continue to grow capital markets fees by increasing lead arranger roles Growth Opportunities in Our Core Franchises Commercial Finance Real Estate Finance Rail, N.A. Business Capital Consumer Banking 1 Expand direct and indirect lending and enter new industry verticals leveraging asset management and structuring expertise Continue to build innovative technology Expand factoring relationships across industries Mid Single Digit Core Average Loan & Lease 2017–2019 CAGR -30% CAGR Core Portfolios Note: Core portfolios exclude NACCO, reverse mortgages related to the Financial Freedom transaction, Non-Strategic Portfolios, and Legacy Consumer Mortgages.

Improving Operating Efficiency Note: Operating expenses exclude restructuring costs, intangible asset amortization, and noteworthy items listed on page 25. Revenue growth will be driven by: Growing core portfolio assets Expanding fee opportunities Increasing market interest rates Partially offset by Rail lease rate headwinds, as well as sales and run-off of legacy portfolios Continuous improvement in operating expenses Improving Net Efficiency Ratio Operating Expenses ($ in millions) $150 million 2 On Track to Deliver Expense Saves in 2018 with a Focus on Improving Our Efficiency Ratio Further rationalization of consulting services and professional fees Continued right-sizing across organization Expense saves will be partially offset by investments in technology Further Improvement in 2019 Efficiency Ratio Opportunities to Further Reduce 2019 Operating Costs

Redeemed or repurchased $6.9 billion of unsecured debt in 2017 with an average coupon of 5.15% $3.7 billion of unsecured debt remaining with an average rate of 4.8% as of 2017 year-end Continue to look for opportunities to refinance, extend maturities, and reduce unsecured debt Deposit costs have performed well despite three rate hikes over the past year Strategy to reduce deposit costs relative to the index by shifting to lower cost non-maturity deposits and lower balance accounts which we believe will perform better over time Optimizing Unsecured Debt Improving Deposit Mix to Lower Cost Deposit Funding Has Increased Significantly Average Deposit Balances by Channel Optimizing Unsecured Debt While Improving Deposit Mix & Cost 3 Note: Funding profile is as December 31, 2017. Bank Funding: 88% BHC Funding: 12% Retail

Note: The midcap banks represented are CFG, CMA, FITB, HBAN, KEY, MTB, RF, and ZION and the capital ratios are as of September 30, 2017. CIT ratios are presented on a fully phased-in basis. We are optimizing our capital structure and targeting a 10–11% CET1 ratio Plan to reduce CET1 ratio to 11.5–12% by the end of 2018 and to 11% by the end of 2019 Received non-objection to amended capital plan Return up to an additional $800 million of common equity in the first half of 2018, of which $400 million is subject to issuance of qualifying Tier 2 subordinated debt Achieving an Optimal Capital Structure 4 Managing Capital to Increase Returns Targeting an Optimal Capital Structure Consistent with Midcap Banks CET1 Other Tier 1 Subordinated Debt and Other Tier 2

Maintaining Strong Risk Management Non-Accrual Loans & Net Charge-offs ($ in millions) Allowance for Loan Losses ($ in millions) 5 Our mix shift of loans and leases illustrates diversification Improved risk profile with reduction in transportation operating leases and cash flow lending Committed Loan and Lease Shift in Mix Note: NACCO and reverse mortgages have been excluded from 2017 in the illustration of the change in product profile. The net charge-offs for 2017 is shown excluding noteworthy items as presented on page 25.

Key Performance Metrics and 2018 Targets

($ in millions)	Reported FY 2017	Excluding Noteworthy Items[1] FY 2017	2018 Target
AEA[2]	$46,852	$45,922	Flat
Core Average Loans and Leases	$30,278	$30,278	Mid Single-Digit Growth
Net Finance Margin[3]	3.43%	3.49%	3.20–3.40%
Core Operating Expenses[4]	$1,111	$1,111	$1,050
Net Efficiency Ratio[5]	56.4%	56.3%	Mid 50s
Net Charge Offs	0.39%	0.34%	35–45 bps
Effective Tax Rate[6]	(35.4%)	30.3% / 33.6%	25–26% excluding discrete items

ROTCE Update

- Medium-term ROTCE Target updated to 11–12%
- Target CET1 ratio of 10–11%
- To achieve ~9.5–10% ROTCE at end of 2018 with CET1 of ~11.5–12.0%
- ROTCE to improve toward target in 2019 from revenue growth, continuous improvement in efficiency ratio and further reduction in the CET1 ratio

(1) See appendix page 25 for details on noteworthy items.
(2) Average earning assets (AEA) components include interest-earning cash, securities purchased under agreement to resell, investment securities, indemnification assets, loans and operating lease equipment, less the credit balances of factoring clients.
(3) As a percentage of average earnings assets.
(4) Operating expenses exclusive of restructuring costs and intangible asset amortization.
(5) Total operating expenses exclusive of restructuring charges and amortization of intangibles divided by total revenue (net finance revenue and other income).
(6) For FY2017 excluding noteworthy items, the first value is only excluding noteworthy items, whereas the second value is excluding noteworthy and discrete items.

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Enhance Operational Efficiency 2 Maintain Strong Risk Management 5 Optimize Capital Structure 4 Maximize Potential of Core Businesses 1 Reduce Funding Costs 3 A Leading National Bank Focused on Lending and Leasing to the Middle Market and Small Businesses Focusing on Our Strategic Priorities Executing on Our Strategies to Simplify, Strengthen and Grow CIT

Appendix

Commercial Finance: Leveraging Deep Industry and Product Expertise Industry Focus Established middle market national franchise with deep industry and product expertise and customized solutions Differentiating Strengths Deep and diversified industry expertise Strong market presence and economies of scale JV relationships expand our addressable market Structuring and capital markets capabilities Long-term client relationships Strategic Focus Expand asset management capabilities Growth opportunities in Aviation Finance, Healthcare Real Estate, Technology, and Entertainment Continue to grow capital markets fees by increasing lead arranger roles Product Profile Typical Deal: Size: ~$5M – $50M+ 3 to 7 year terms $10.1B Note: $10.1B represents loan and lease balance as of December 31, 2017.

Business Capital: Providing Innovative Lending and Leasing Equipment Solutions Equipment Finance Trusted partner providing innovative technology, industry expertise and unique residual knowledge Differentiating Strengths Innovative technology provides speed of execution and valued solutions Award-winning digital platform for small businesses Tech-enabled customized billing vendor solutions Expertise in design, development and implementation of traditional vendor alliances, true/virtual JVs and Private Label programs Unique expertise in fair market value lending driven by collateral expertise gained over long history of performance Strategic Focus Expand direct and indirect lending and enter new industry verticals that leverage our asset management and structuring expertise Continue to build innovative technology in our core segments enabling us to stay ahead of the competition Direct Capital Capital Equipment Finance Typical Deal: Size: $2K – $500K 1 to 5 year terms Typical Deal: Size: $5K – $20M 3 to 5 year terms Typical Deal: Size: $2M – $50M 3 to 8 year terms $3.5B $1.0B $0.8B Industry Focus Industry Focus Industry Focus Note: Inside-of-chart balances represent loan and lease balances as of December 31, 2017.

Business Capital: A National Leader in Factoring Industry Focus Market leader in factoring services with 700+ clients Differentiating Strengths Market leader for factoring services, including credit protection, receivables management and working capital Experienced management team with strong industry knowledge, customer relationships, extensive retail credit connectivity, and underwriting expertise Strategic Focus Expand client relationships and products across multiple industries Broaden market coverage by adding key personnel in underserved geographies Client Profile Over 700 clients Most are privately owned Client revenues: $5m–$1B+ 50% of exposure is investment grade rated customers Contracts range from 60 days to multi-year while receivables are 60 to 90 days Primarily discretionary lending facilities against receivables, inventory and intellectual property Typical client tenure 10+ years On average, $2–$3B of factored receivables on balance sheet at any given time On average, $1–$1.5B of average earnings assets on balance sheet at any given time representing factored receivables net of credit balances of factoring clients $27B 2017 Factoring Volume

Rail North America: A Proven Asset Manager With Strong Customer Service Fleet Car Types 4th Largest rail equipment lessor in North America with strong, through-the-cycle profitability Differentiating Strengths Young and diverse fleet with broad market coverage, servicing a wide range of industries Proven portfolio management resulting in strong through-the-cycle returns Excellent customer service and long-term customer and manufacturer relationships Strategic Focus Continue to manage portfolio proactively and adjust lease terms and rates to market conditions Maximize revenues by diverting cars for other services where applicable Selective asset sales contribute to non-interest income Opportunistic purchases Rail N.A. Fleet Details Operating leased fleet of 117,000 railcars 73% freight cars; 27% tank cars Rail franchise serves 500 customers in the U.S., Canada, and Mexico Average railcar age of 12 years 20–25% of railcar leases expire in any given year Utilization 94–95% throughout 2017 $6.3B Industry Focus Note: $6.3B represents loan and lease balance as of December 31, 2017. Percentages based on fleet unit count.

Real Estate Finance: Disciplined Asset Originators Differentiating Strengths Deep expertise in complex transactions (construction and reposition/bridge lending) Robust network with syndication banks National focus with significant presence in two largest CRE markets: Northeast Corridor and Southern California Strategic Focus Broadening sponsor coverage with relationship-oriented focus Expand syndication activities Increased focus on fee-generation activities Product Profile Geographic Focus Collateral Type Typical Deal: Size: $25M – $50M 3 to 5 year terms $5.6B Relationship approach through life of loan provides consistent quality service to sponsors Note: $5.6B represents funded loan balance as of December 31, 2017.

Consumer Banking: Efficient and Stable Funding Source Other Consumer Banking Loans Offering competitive deposit products through a branch and digital experience, with small business lending and consumer mortgage products to complement the portfolio Differentiating Strengths Efficient 70 branch network in Southern California, the #2 U.S. market, offering high-touch customer service Top 10 national direct bank delivering savings products with the ease of a digital platform Leveraging Business Capital’s digital small business platform to deliver an enhanced experience to small business bank customers Strategic Focus Provide a stable and efficient funding source Scalable nationwide digital deposit franchise with a growing customer base Community and small business lending opportunities in greater L.A. market Disciplined pricing strategy to maximize growth and optimize cost of funds $2.6B Branch Average Deposits Online Average Deposits Note: $2.6B balance represents loan balance as of December 31, 2017. Loan balance excludes Legacy Consumer Mortgages.

Per share data based on 201.9 million shares in 2016 and 164.0 million shares in 2017; dollar impacts are rounded. Excess interest cost, interest income and increase in average earning assets are the result of a timing difference between the receipt of the proceeds from the Commercial Air sale and the completion of the related debt and capital actions. Full Year Noteworthy Items